UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 28, 2012

CompuCredit Holdings Corporation

(Exact name of registrant as specified in its charter)

Georgia                                                000-53717                                              58-2336689
(State or other jurisdiction of incorporation)(Commission File Number)(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 400, Atlanta, Georgia 30328
(Address of principal executive offices)

Registrant’s telephone number, including area code:770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 28, 2012, CompuCredit Holdings Corporation (the “Company”) announced that the Company would change its name to Atlanticus Holdings Corporation.  The Company filed Articles of Amendment to Articles of Incorporation (the “Articles of Amendment”) with the Georgia Secretary of State on November 28, 2012 in order to accomplish this change.  The name change and Articles of Amendment will become effective on November 30, 2012.  The Company also announced that its NASDAQ ticker symbol will change from “CCRT” to “ATLC.”  The Company’s common stock will begin trading under the new ticker symbol on December 3, 2012.

The Articles of Amendment also provide the Company’s Board of Directors with the discretion to hold reacquired shares of the Company’s capital stock as treasury shares or authorized, but unissued shares.  The foregoing description of the Articles of Amendment is qualified in its entirety by reference to the complete text of the Articles of Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

On November 30, 2012, the Company also amended and restated its Bylaws (the “Amended and Restated Bylaws”) to (i) reflect the Company’s name change, (ii) update the requirements for information shareholders must provide to the Company in connection with proposals to be presented at the Company’s annual meeting of shareholders, (iii) update the provisions governing the issuance, transfer and administration of certificated and uncertificated stock, (iv) provide the Company’s Board of Directors with greater discretion in the administration of shareholder requests to inspect the Company’s books and records and (v) make other clarifying, technical and conforming changes.  The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

The press release announcing the name change is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
3.1	Articles of Amendment to Articles of Incorporation, effective November 30, 2012.
3.2	Amended and Restated Bylaws (as amended through November 30, 2012).
99.1	Press Release dated November 28, 2012.

Forward-Looking Statements

Certain statements in this filing, including statements regarding, without limitation, the Company’s name and ticker symbol changes and the expected effective dates for these changes, are “forward-looking statements.” Such forward-looking statements involve known and unknown risks and uncertainties, including, but not limited to, events that may cause actual results to be materially different from those described in or suggested by such forward-looking statements. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUCREDIT HOLDINGS CORPORATION

Dated: November 30, 2012	By:	/s/ J.Paul Whitehead, III
	Name:	J.Paul Whitehead, III
	Title:	Chief Financial Officer

EXHIBIT INDEX
Form 8-K
November 30, 2012

Filed
Exhibit No.	Description	Herewith	By Reference
3.1	Articles of Amendment to Articles of Incorporation, effective November 30, 2012.	X
3.2	Amended and Restated Bylaws (as amended through November 30, 2012).	X
99.1	Press Release dated November 28, 2012.	X